THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH QUALIFICATION AND REGISTRATION ARE NOT REQUIRED. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS FURTHER SUBJECT TO OTHER RESTRICTIONS, TERMS AND CONDITIONS WHICH ARE SET FORTH HEREIN.

Ngen Technologies USA Corp

Warrant for the Purchase of Shares of Common Stock

[Carebourn Capital, LP]

No.: N-1	900,000 Shares of Common Stock

THIS CERTIFIES that, for value received, Carebourn Capital, LP, a Delaware limited partnership (the “Holder”), is entitled to subscribe for and purchase from Ngen Technologies USA Corp, a Texas corporation (the “Company”), upon the terms and conditions set forth herein, 900,000 shares of common stock, no par value per share (the “Common Stock”) of the Company (the “Warrant Shares”), at an exercise price of $0.0681 per Warrant Share (the “Exercise Price”), as adjusted pursuant to the provisions herein. As used herein the term “Warrant” shall mean and include this Warrant and warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.

This Warrant is issued to Holder pursuant to a Note Purchase Agreement entered into by and between Greenfield Farms Foods, a Nevada corporation (“Greenfield”) and the Holder, dated as of July 29, 2019 (the “Purchase Agreement”), which Purchase Agreement has since been assigned from Greenfield to the Company, and the Note (as defined in the Purchase Agreement) issued thereunder, which has also been assigned from Greenfield to the Company, and is subject to the terms and conditions therein. In the event of a conflict between the Purchase Agreement and/or the Note and this Warrant, the terms and conditions of this Warrant shall control.

1.	Defined Terms. Defined terms used herein without definition have the meanings given in the Purchase Agreement and the Note, and the following terms shall have the following meanings:

(a)	“Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with such Person.

(b)	“Business Day” means any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed.

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(c)	“Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise. “Controlled”, “Controlling” and “under common Control with” have correlative meanings. Without limiting the foregoing a Person (the “Controlled Person”) shall be deemed Controlled by (a) any other Person (the “10% Owner”) (i) owning beneficially, as meant in Rule 13d-3 under the Exchange Act, securities entitling such Person to cast 10% or more of the votes for election of directors or equivalent governing authority of the Controlled Person or (ii) entitled to be allocated or receive 10% or more of the profits, losses, or distributions of the Controlled Person; (b) an officer, director, general partner, partner (other than a limited partner), manager, or member (other than a member having no management authority that is not a 10% Owner ) of the Controlled Person; or (c) a spouse, parent, lineal descendant, sibling, aunt, uncle, niece, nephew, mother-in-law, father-in-law, sister-in- law, or brother-in-law of an Affiliate of the Controlled Person or a trust for the benefit of an Affiliate of the Controlled Person or of which an Affiliate of the Controlled Person is a trustee.

(d)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(e)	“Governmental Authority” means any federal, state, provincial, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non- governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

(f)	“Law” means any domestic or foreign, federal, state, provincial, municipality or local law, statute, ordinance, code, rule, or regulation.

(g)	“Parties” means the Holder and the Company.

(h)	“Party” means either the Holder or the Company, as applicable.

(i)	“Person” means an individual, corporation, partnership (including a general partnership, limited partnership or limited liability partnership), limited liability company, association, trust or other entity or organization, including a Governmental Authority, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.

(j)	“SEC” means the United States Securities and Exchange Commission.

(k)	“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

2.	Exercise Period. Subject to the terms and conditions set forth herein, this Warrant may be exercised at any time or from time to time during the five year period commencing on the date hereof and ending of the fifth anniversary of the date hereof (the “Exercise Period”).

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3.	Procedure for Exercise; Effect of Exercise.

(a)	Cash Exercise. This Warrant may be exercised, in whole or in part, by the Holder during normal business hours on any business day during the Exercise Period by (i) the presentation to the Company at its principal office along of a duly executed Notice of Exercise (in the form attached hereto) specifying the number of Warrant Shares to be purchased (each of which shall constitute at least 1 share of Common Stock, and integral multiples thereof), and (ii) delivery of payment to the Company of the aggregate Exercise Price for the number of Warrant Shares being purchase as specified in the Notice of Exercise by cash, wire transfer of immediately available funds to a bank account specified by the Company, or by certified or bank cashier’s check. The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. Any fractional Warrant Shares that may be issued on exercise of this Warrant may be issued as such fractional shares of Common Stock, may be paid in cash or may be rounded up to the next nearest share of Common Stock, in each case at the election of the Company.

(b)	Cashless Exercise. Notwithstanding Section 3(a), if the “Fair Market Value” (as defined below) of one share of Common Stock is greater than the Exercise Price, the Holder may elect to receive Warrant Shares pursuant to a cashless exercise, in lieu of a cash exercise, equal to the value of this Warrant determined in the manner described below (or of any portion thereof remaining unexercised) by surrender of this Warrant and a Notice of Exercise, in which event the Company shall issue to Holder a number of Common Stock computed using the following formula:

X =	Y (A-B)
A

Where:

X =	the number of Warrant Shares to be issued to Holder.

Y =	the number of Warrant Shares that the Holder elects to purchase under this Warrant (at the date of such calculation).

A =	Fair Market Value of a Warrant Share at the date of such calculation.

B =	Exercise Price, as adjusted to the date of calculation.

For purposes of this Warrant, the per share “Fair Market Value” shall mean (i) if the Common Stock is then listed for trading on the OTC Markets or a United States or Canadian national securities exchange (as applicable, the “Trading Market”), the highest traded price of the Common Stock during the twenty (20) day period during which the Common Stock is then tradeable on the primary Trading Market prior to the date of the applicable Exercise Notice or (ii) if the Common Stock is not then listed for trading on the OTC Markets or a United States or Canadian national securities exchange, the per share fair market value of the Warrant Shares as is determined in good faith by the Board of Directors of the Company after taking into consideration factors it deems appropriate, including, without limitation, recent sale and offer prices of the capital stock of the Company in private transactions negotiated at arm’s length.

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(c)	Effect of Exercise. Upon receipt by the Company of this Warrant and a Notice of Exercise, together with proper payment of the Exercise Price (if applicable), as provided herein, the Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which the Notice of Exercise has been delivered and payment has been made for such Warrant Shares in accordance with this Warrant and the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. A stock certificate or certificates for the Warrant Shares specified in the Notice of Exercise shall be delivered to the Holder as promptly as practicable, and in any event within three (3) business days, thereafter. The stock certificate(s) so delivered shall be in any such denominations as may be reasonably specified by the Holder in the Notice of Exercise.

(d)	Certain Adjustments. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(i)	Adjustments. In at any time while this Warrant is outstanding, the Company effects a forward split or reverse split of the Common Stock, the number of Warrant Shares shall be appropriately adjusted, with any partial resulting Warrant Share being rounded up to the next nearest whole number, and the Exercise Price shall be proportionately adjusted such that the aggregate Exercise Price payable hereunder shall remain unchanged. By way of example and not limitation, (i) in the event that the Company effects a two-for-one forward split of the Common Stock, wherein each issued and outstanding share of Common Stock is converted into two shares of Common Stock, the number of Warrant Shares shall be doubled and the Exercise Price shall be reduced to $0.00001 and (ii) in the event that the Company effects a one-for-two reverse split of the Common Stock, wherein each two issued and outstanding shares of Common Stock are converted into one share of Common Stock, the number of Warrant Shares shall be reduced by 50% and the Exercise Price shall be increased to $0.0004.

(ii)	Fundamental Transactions. In the event that, prior to any exercise hereunder, the Common Stock is converted into another class of securities of the Company or any successor entity to the Company, whether by way of merger, reorganization, re- incorporation or otherwise (the “Replacement Securities”), any reference herein to the Common Stock (whether standing alone or as part of another defined term herein) automatically upon the consummation of the applicable transaction shall be deemed a reference to such Replacement Securities. In the event that, prior to any exercise hereunder, the Company completes a share exchange with another entity wherein all of the issued and outstanding shares of Common Stock are exchanged for equity interests in the other entity (the “Exchanged Securities”), any reference herein to the Common Stock (whether standing alone or as part of another defined term herein) automatically upon the consummation of the applicable transaction shall be deemed a reference to such Exchanged Securities. Then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive the number of Replacement Securities or Exchanged Securities and any additional consideration (the “Alternate Consideration”) receivable upon or as a result of such merger, reorganization, re-incorporation or exchange as receivable for the Warrant Shares had they been issued at that time, with appropriate and equitable adjustments being made to the Exercise Price, and for purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock.

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(iii)	Notice of Adjustments. Whenever the number of Warrant Shares purchasable hereunder or the Exercise Price thereof shall be adjusted pursuant hereto, the Company shall provide notice to the Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number and class of shares which may be purchased thereafter and the Exercise Price therefor after giving effect to such adjustment.

(e)	Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to the conversion set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) ) exercise of the remaining, non-exercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Note or any other Warrants) beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 3(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act, and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 3(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant may be exercised (in relation to other securities owned by the Holder together with any Affiliates or Attribution Parties) and which portion of this Warrant may be exercised, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time it delivers a Notice of Exercise that such Notice of Exercise has not violated the restrictions set forth in this Section 3(e) and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 3(e), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Company’s most recent periodic or annual report filed with the SEC, as the case may be, (ii) a more recent public announcement by the Company, or (iii) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant by the Holder. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 3(e), provided that any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The Beneficial Ownership Limitation provisions of this Section 3(e) shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 3(e) to correct this Section 3(e) (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this Section 3(e) shall apply to a successor holder of this Warrant.

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4.	Registration of Warrants; Transfer of Warrants. Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares, upon surrender to the Company or its duly authorized agent.

5.	Restrictions on Transfer.

(a)	The Holder, as of the Issuance Date, represents to the Company that such Holder is acquiring this Warrant for its own account for investment purposes and not with a view to the distribution thereof or of the Warrant Shares. Notwithstanding any provisions contained in this Warrant to the contrary, this Warrant and the related Warrant Shares shall not be transferable except pursuant to the proviso contained in the following sentence or upon the conditions specified in this Section 5, which conditions are intended, among other things, to insure compliance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”) and applicable state law in respect of the transfer of this Warrant or such Warrant Shares. The Holder by acceptance of this Warrant agrees that the Holder will not transfer this Warrant or the related Warrant Shares prior to delivery to the Company of an opinion of the Holder’s counsel (as such opinion and such counsel are described in Section 5(b)) or until registration of such Warrant Shares under the Securities Act has become effective or after a sale of such Warrant or Warrant Shares has been consummated pursuant to Rule 144 or Rule 144A under the Securities Act; provided, however, that the Holder may freely transfer this Warrant or such Warrant Shares (without delivery to the Company of an opinion of counsel) (i) to one of its nominees, affiliates or a nominee thereof, (ii) from a nominee to any of the aforementioned persons as beneficial owner of this Warrant or such Warrant Shares, (iii) to a qualified institutional buyer, so long as such transfer is effected in compliance with Rule 144A under the Securities Act, or (iv) to an accredited investor (as such term is defined in Regulation D under the Securities Act).

(b)	The Holder, by its acceptance hereof, agrees that prior to any transfer of this Warrant or of the related Warrant Shares (other than as permitted by Section 5(a) or pursuant to a registration under the Securities Act), the Holder will give written notice to the Company of its intention to effect such transfer, together with an opinion of such counsel for the Holder as shall be reasonably acceptable to the Company, to the effect that the proposed transfer of this Warrant and/or such Warrant Shares may be effected without registration under the Securities Act. Upon delivery of such notice and opinion to the Company, the Holder shall be entitled to transfer this Warrant and/or such Warrant Shares in accordance with the intended method of disposition specified in the notice to the Company.

(c)	Each stock certificate representing Warrant Shares issued upon exercise or exchange of this Warrant shall bear the following legend unless the opinion of counsel referred to in Section 5(a) states such legend is not required:

“THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.”

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6.	Reservation of Shares; Reissuance. The Company shall at all times during the Exercise Period reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, shall be validly issued, fully paid, non-assessable, and free of preemptive rights, and free from all taxes, claims, liens, charges and other encumbrances. If this Warrant is lost, stolen, mutilated or destroyed, the Company will, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed. In the event that this Warrant is not fully exercised by the end of the Exercise Period it shall thereafter be void and of no further force and effect.

7.	Non-Circumvention. The Company covenants and agrees that it will not, by amendment of its certificate of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder.

8.	Transfer Taxes. The issuance of any shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

9.	Loss or Mutilation of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company’s reasonable incidental expenses, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

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10.	Arbitration.

(a)	The Parties shall promptly submit any dispute, claim, or controversy arising out of or relating to this Warrant (including with respect to the meaning, effect, validity, termination, interpretation, performance, or enforcement of this Warrant) or any alleged breach thereof (including any action in tort, contract, equity, or otherwise), to binding arbitration before one arbitrator (the “Arbitrator”) jointly selected by the Parties. Binding arbitration shall be the sole means of resolving any dispute, claim, or controversy arising out of or relating to this Warrant (including with respect to the meaning, effect, validity, termination, interpretation, performance or enforcement of this Warrant) or any alleged breach thereof (including any claim in tort, contract, equity, or otherwise).

(b)	If the Company and the Holder cannot agree upon the Arbitrator within ten (10) Business Days of the commencement of the efforts to so agree on an Arbitrator, the Company and the Holder shall each select one arbitrator and the two arbitrators so selected shall select the sole Arbitrator which shall resolve the dispute, claim, or controversy.

(c)	The Laws of the State of Texas shall apply to any arbitration hereunder, without application of the conflicts of laws provisions thereof. In any arbitration hereunder, this Warrant and any agreement contemplated hereby shall be governed by the Laws of the State of Texas applicable to a contract negotiated, signed, and wholly to be performed in the State of Texas, which Laws the Arbitrator shall apply in rendering his decision. The Arbitrator shall issue a written decision, setting forth findings of fact and conclusions of Law, within sixty (60) days after he or she shall have been selected. The Arbitrator shall have no authority to award punitive or other exemplary damages.

(d)	The arbitration shall be held in Hennepin County, Minnesota in accordance with and under the then-current provisions of the rules of the American Arbitration Association, except as otherwise provided herein.

(e)	On application to the Arbitrator, any Party shall have rights to discovery to the same extent as would be provided under the Federal Rules of Civil Procedure, and the Federal Rules of Evidence shall apply to any arbitration under this Warrant; provided, however, that the Arbitrator shall limit any discovery or evidence such that his decision shall be rendered within the period referred to in Section 10(c).

(f)	The Arbitrator may, at his discretion and at the expense of the Party who will bear the cost of the arbitration, employ experts to assist him in his determinations.

(g)	The costs of the arbitration proceeding and any proceeding in court to confirm any arbitration award or to obtain relief, as applicable (including actual attorneys’ fees and costs), shall be borne by the unsuccessful Party and shall be awarded as part of the Arbitrator’s decision, unless the Arbitrator shall otherwise allocate such costs in such decision. The determination of the Arbitrator shall be final and binding upon the Parties and not subject to appeal.

(h)	Any judgment upon any award rendered by the Arbitrator may be entered in and enforced by any court of competent jurisdiction. The Parties expressly consent to the non-exclusive jurisdiction of the courts (Federal and state) in Hennepin County, Minnesota to enforce any award of the Arbitrator or to render any provisional, temporary, or injunctive relief in connection with or in aid of the Arbitration. The Parties expressly consent to the personal and subject matter jurisdiction of the Arbitrator to arbitrate any and all matters to be submitted to arbitration hereunder. None of the Parties hereto shall challenge any arbitration hereunder on the grounds that any party necessary to such arbitration (including the Parties) shall have been absent from such arbitration for any reason, including that such Party shall have been the subject of any bankruptcy, reorganization, or insolvency proceeding.

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11.	Governing Law; Consent to Jurisdiction. This Warrant shall be governed, construed and enforced in accordance with the Laws of the State of Texas, without application of the conflicts of laws provisions thereof. Subject to Section 10, each Party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a Party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in Hennepin County, Minnesota (the “Selected Courts”). Each Party hereto hereby irrevocably submits to the exclusive jurisdiction of the Selected Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Selected Courts, or such Selected Courts are improper or inconvenient venue for such proceeding. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such Party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof.

12.	Waiver of Jury Trial; Exemplary Damages.

(a)	EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 12(a).

(b)	Each of the Parties acknowledge that each has been represented in connection with the signing of the waiver set forth in Section 12(a) by independent legal counsel selected by the respective Party and that such Party has discussed the legal consequences and import of such waiver with legal counsel. Each of the Parties further acknowledge that each has read and understands the meaning of such waiver and grants such waiver knowingly, voluntarily, without duress and only after consideration of the consequences of this waiver with legal counsel.

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(c)	IN NO EVENT WILL ANY PARTY BE LIABLE TO ANY OTHER PARTY UNDER OR IN CONNECTION WITH THIS WARRANT OR IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREIN FOR SPECIAL, GENERAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE OR EXEMPLARY DAMAGES, INCLUDING DAMAGES FOR LOST PROFITS OR LOST OPPORTUNITY, EVEN IF THE PARTY SOUGHT TO BE HELD LIABLE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

13.	Indemnification.

(a)	By the Company. The Company will indemnify and hold the Holder, the officers, directors, members, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of Holder (each, a “Holder Party”) harmless from any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) liabilities, obligations, contingencies, damages, and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees, costs of investigation (collectively, “Losses”) that any Holder Party may suffer or incur as a result of any breach of any of the representations, warranties, covenants or agreements made by the Company in this Warrant. If any action shall be brought against any Holder Party in respect of which indemnity may be sought pursuant to this Warrant, Holder Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Holder Party. Any Holder Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of Holder Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of Holder Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company shall not settle or compromise any claim for which an Holder Party seeks indemnification hereunder without the prior written consent of Holder Party and such consent not to be unreasonably withheld, conditioned or delayed, unless such settlement involves a full and complete release of the applicable Holder Party. The indemnification required by this 13 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred, provided, however, that the recipient thereof shall execute a customary undertaking to repay any such amounts in the event that such recipient is ultimately determined not to be entitled to indemnification hereunder.

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(b)	By the Holder. The Holder agrees to indemnify and hold the Company, the officers, directors, members, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of the Company (each, a “Company Party”, with an Holder Party and Company Party each being referred to as an “Indemnified Party”) harmless from any and all Losses that any such Company Party may suffer or incur as a result of any breach of any of the representations, warranties, covenants or agreements made by Holder in this Warrant. If any action shall be brought against any Company Party in respect of which indemnity may be sought pursuant to this Warrant, such Company Party shall promptly notify the Holder in writing, and Holder shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Company Party. Any Company Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Company Party except to the extent that (i) the employment thereof has been specifically authorized by the Holder in writing, (ii) the Holder has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company Party and the position of such Holder, in which case the Holder shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Holder shall not settle or compromise any claim for which a Company Party seeks indemnification hereunder without the prior written consent of such Company Party and such consent not to be unreasonably withheld, conditioned or delayed, unless such settlement involves a full and complete release of the applicable Company Party. The indemnification required by this 13(a) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred, provided, however, that the recipient thereof shall execute a customary undertaking to repay any such amounts in the event that such recipient is ultimately determined not to be entitled to indemnification hereunder.

14.	Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed by them in accordance with the terms hereof or were otherwise breached and that each Party hereto shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of the provisions hereof and to enforce specifically the terms and provisions hereof, without the proof of actual damages, in addition to any other remedy to which they are entitled at law or in equity. Each Party agrees to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, and agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that (a) the other Party has an adequate remedy at law, or (b) an award of specific performance is not an appropriate remedy for any reason at law or equity.

15.	Miscellaneous.

(a)	Notices. Any notice or other communications required or permitted hereunder shall be given in accordance with the terms and conditions of the Purchase Agreement.

(b)	Absolute Obligation. Except as expressly provided herein, no provision of this Warrant shall alter or impair the obligations of the Company, which are absolute and unconditional.

(c)	Lost or Mutilated Warrant. If this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Warrant, or in lieu of or in substitution for a lost, stolen or destroyed Warrant, a new Warrant so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of this Warrant, and of the ownership hereof reasonably satisfactory to the Company.

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(d)	Attorneys’ Fees. In the event that any Party institutes any action or suit to enforce this Warrant or to secure relief from any default hereunder or breach hereof, the prevailing Party shall be reimbursed by the losing Party for all costs, including reasonable attorney’s fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

(e)	Severability. If any term or provision of this Warrant is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable in any situation in any jurisdiction, such determination shall not affect the validity or enforceability of the remaining terms and provisions hereof or thereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction or other authority declares that any term or provision hereof or thereof is invalid, void or unenforceable, each of the Company and the Holder agrees that the court making such determination shall have the power to reduce the scope, duration, area or applicability of the term or provision; to delete specific words or phrases; or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid, void or unenforceable term or provision.

(f)	Entire Agreement. This Warrant, the Note and the Purchase Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and negotiations, whether written or oral, of the Parties.

(g)	Arm’s Length Bargaining; No Presumption Against Drafter. This Warrant has been negotiated at arm’s-length by parties of equal bargaining strength, each represented by counsel or having had but declined the opportunity to be represented by counsel and having participated in the drafting of this Warrant. This Warrant creates no fiduciary or other special relationship between the Parties, and no such relationship otherwise exists. No presumption in favor of or against any Party in the construction or interpretation of this Warrant or any provision hereof shall be made based upon which Person might have drafted this Warrant or such provision.

(h)	Amendment; Waiver. Other than as specifically set forth herein, this Warrant may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), only upon the written consent of the Company and the Holder.

(i)	Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and shall in no way be construed to define, limit, describe, explain, modify, amplify, or add to the interpretation, construction or meaning of any provision of, or scope or intent of, this Warrant nor in any way affect this Warrant.

(j)	Third Party Beneficiaries. This contract is strictly between the Parties and, except as specifically provided, no other Person and no director, officer, shareholder, employee, agent, independent contractor or any other Person shall be deemed to be a third-party beneficiary of this Warrant.

16.	Currency. All dollar amounts are in U.S. dollars.

17.	THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THIS COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THIS COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THIS COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

[SIGNATURE PAGE FOLLOWS]

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Issuance date: August 13, 2019

Ngen Technologies USA Corp

By:
Name:	Clifford Rhee
Title:	President

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To:	Ngen Technologies USA Corp
Attention: President

NOTICE OF EXERCISE

The Undersigned holder hereby exercises the right to purchase ________________________________________ of the shares of Common Stock (“Warrant Shares”) of Ngen Technologies USA Corp, a Texas corporation (the “Company”), evidenced by the attached copy of the Warrant to Purchase Shares of Common Stock (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.	Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as (check one):

[  ] a cash exercise with respect to _______________________ Warrant Shares; or

[  ] by cashless exercise pursuant to the Warrant.

2.	Payment of Exercise Price. If cash exercise is selected above, the holder shall pay the applicable aggregate Exercise Price in the sum of $ ____________ to the Company in accordance with the terms of the Warrant.

3.	Delivery of Warrant Shares. The Company shall deliver to the holder _____________________________________ Warrant Shares, to:

____________________________________

____________________________________

____________________________________

____________________________________

____________________________________

(Print Name, Address and Social Security or Tax Identification Number)

If such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated:	By:
(Print Name)

Signature